EXHIBIT INDEX

            Following is the list of Exhibits, as required by Item 601 of Regulation S-K, filed as a part of this Annual Report on Form 10-K, including Exhibits incorporated herein by reference (1):

  Exhibit No.
(Regulation S-K
   Item 601
  Designation)                Exhibits

(3)         Articles of Incorporation and Bylaws:

            (i)        1--    Restated Certificate of Incorporation of
                              the Corporation under Section 807 of the Business Corporation Law, filed
                              November 12, 1998. ((37); Exhibit (3)1)

            (i)        2--    Restated Certificate of Incorporation of
                              Central Hudson under Section 807 of the
                              Business Corporation Law, filed
                              August 14, 1989.  ((1); Exhibit (3)1)

            (i)        3--    Certificate of Amendment to the
                              Certificate of Incorporation of Central
                              Hudson under Section 805 of the Business
                              Corporation Law, filed April 5, 1990.
                              ((1); Exhibit (3)2)

            (i) 4-- Certificate of Amendment to the Certificate of Incorporation of Central Hudson under Section 805 of the Business Corporation Law, filed October 19, 1993 ((1); Exhibit (3)3)

            (ii)       1--    By-laws of the Corporation in effect on
                              the date of this Report.

            (ii)       2--    By-laws of Central Hudson in effect on
                              the date of this Report.

(4) Instruments defining the rights of security holders, including indentures (see also Exhibit (3) above):
--------------------

            (1) Exhibits which are incorporated by reference to other filings are followed by information contained in parentheses, as follows: The first reference in the parenthesis is a numeral, corresponding to a numeral set forth in the Notes which follow this Exhibit list, which identifies the prior filing in which the Exhibit was physically filed; and the second reference in the parenthesis is to the specific document in that prior filing in which the Exhibit appears.

            *(ii)      1--    Indenture dated January 1, 1927 between
                              Central Hudson and American Exchange
                              Irving Trust Company, as Trustee.  ((2);
                              Exhibit (4)(ii)1)

            *(ii)      2--    Supplemental Indenture dated March 1,
                              1935 between Central Hudson and Irving
                              Trust Company, as Trustee.  ((2);
                              Exhibit (4)(ii)2)

            *(ii)      3--    Second Supplemental Indenture dated
                              June 1, 1937 between Central Hudson and
                              Irving Trust Company, as Trustee. ((2);
                              Exhibit (4)(ii)3)

            *(ii)      4--    Third Supplemental Indenture dated
                              April 1, 1940 between Central Hudson and
                              Irving Trust Company, as Trustee. ((2);
                              Exhibit (4)(ii)4)

            *(ii)      5--    Fourth Supplemental Indenture dated
                              March 1, 1941 between Central Hudson and
                              Irving Trust Company, as Trustee. ((2);
                              Exhibit (4)(ii)5)

            *(ii)      6--    Fifth Supplemental Indenture dated
                              December 1, 1950 between Central Hudson
                              and Irving Trust Company, as Trustee.
                              ((2); Exhibit (4)(ii)6)

            *(ii)      7--    Sixth Supplemental Indenture dated
                              December 1, 1952 between Central Hudson
                              and Irving Trust Company, as Trustee.
                              ((2); Exhibit (4)(ii)7)

            *(ii)      8--    Seventh Supplemental Indenture dated
                              October 1, 1954 between Central Hudson
                              and Irving Trust Company, as Trustee.
                              ((2); Exhibit (4)(ii)8)

            *(ii)      9--    Eighth Supplemental Indenture dated
                              May 15, 1958 between Central Hudson and
                              Irving Trust Company, as Trustee.  ((2);
                              Exhibit (4)(ii)9)

             (ii)      10--   Ninth Supplemental Indenture dated
                              December 1, 1967 between Central Hudson
                              and Irving Trust Company, as Trustee.
                              ((2); Exhibit (4)(ii)10)

             (ii)      11--   Tenth Supplemental Indenture dated as of
                              January 15, 1969 between Central Hudson
                              and Irving Trust Company, as Trustee.
                              ((3); Exhibit 2.12)

             (ii)      12--   Eleventh Supplemental Indenture dated as
                              of June 1, 1970 between Central Hudson
                              and Irving Trust Company, as Trustee.
                              ((4); Exhibit 1.13)

             (ii)      13--   Twelfth Supplemental Indenture dated as
                              of February 1, 1972 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)13)

             (ii)      14--   Thirteenth Supplemental Indenture dated
                              as of April 15, 1974 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)14)

             (ii)      15--   Fourteenth Supplemental Indenture dated
                              as of November 1, 1975 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)15)

             (ii)      16--   Fifteenth Supplemental Indenture dated
                              as of June 1, 1977 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)16)

             (ii)      17--   Sixteenth Supplemental Indenture dated
                              as of September 15, 1979 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((4); Exhibit 1.18)

             (ii)      18--   Seventeenth Supplemental Indenture dated
                              as of May 15, 1980 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((5); Exhibit (4)(a)18)

             (ii)      19--   Eighteenth Supplemental Indenture dated
                              as of November 15, 1980 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)19)

             (ii)      20--   Nineteenth Supplemental Indenture dated
                              as of August 15, 1981 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)20)

             (ii)      21--   Twentieth Supplemental Indenture dated
                              as of September 1, 1982 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)21)

             (ii)      22--   Twenty-First Supplemental Indenture
                              dated as of November 22, 1982 between
                              Central Hudson and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)22)

             (ii)      23--   Twenty-Second Supplemental Indenture
                              dated as of May 24, 1984 between Central
                              Hudson and Irving Trust Company, as
                              Trustee.  ((2); Exhibit (4)(ii)23)

             (ii)      24--   Twenty-Third Supplemental Indenture
                              dated as of June 15, 1985 between
                              Central Hudson and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)24)

             (ii)      25--   Twenty-Fourth Supplemental Indenture
                              dated as of September 1, 1986 between
                              Central Hudson and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)25)

             (ii)      26--   Twenty-Fifth Supplemental Indenture
                              dated as of December 1, 1988 between
                              Central Hudson and Irving Trust Company, as Trustee. ((2); Exhibit (4)(ii)26)

             (ii)      27--   Twenty-Sixth Supplemental Indenture
                              dated as of May 1, 1991 between Central
                              Hudson and The Bank of New York, as
                              Trustee.  ((2);  Exhibit (4)(ii)27)

             (ii)      28--   Twenty-Seventh Supplemental Indenture
                              dated as of May 15, 1992 between Central
                              Hudson and The Bank of New York, as
                              Trustee.  ((2); Exhibit (4)(ii)28); and

                              Prospectus  Supplement  Dated  May  28,  1992  (To
                              Prospectus Dated April 13, 1992) relating to $125,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes, Series A, and the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Central Hudson's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-46624. ((6)(a)), and, as applicable to a tranche of such Secured
                              Medium-Term Notes, one of the following:

                              (a)      Pricing Supplement No. 1, Dated
                                       June 4, 1992 (To Prospectus Dated
                                       April 13, 1992, as supplemented
                                       by a Prospectus Supplement Dated
                                       May 28, 1992) filed pursuant to
                                       Rule 424(b) in connection with
                                       Registration Statement No. 33-
                                       46624.  ((6)(b))

                              (b)      Pricing Supplement No. 2, Dated
                                       June 4, 1992 (To Prospectus Dated
                                       April 13, 1992, as supplemented
                                       by a Prospectus Supplement Dated
                                       May 28, 1992) filed pursuant to
                                       Rule 424(b) in connection with
                                       Registration Statement No. 33-
                                       46624.  ((6)(c))

                              (c)      Pricing Supplement No. 3, Dated
                                       June 4, 1992 (To Prospectus Dated
                                       April 13, 1992, as supplemented
                                       by a Prospectus Supplement Dated
                                       May 28, 1992) filed pursuant to
                                       Rule 424(b) in connection with
                                       Registration Statement No. 33-
                                       46624.  ((6)(d))

                              (d)      Pricing Supplement No. 4, Dated
                                       August 20, 1992 (To Prospectus
                                       Dated April 13, 1992, as
                                       supplemented by a Prospectus
                                       Supplement Dated May 28, 1992)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement No. 33-46624.  ((6)(e))

                              (e)      Pricing Supplement No. 5, Dated
                                       August 20, 1992 (To Prospectus
                                       Dated April 13, 1992, as
                                       supplemented by a Prospectus
                                       Supplement Dated May 28, 1992)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement No. 33-46624.  ((6)(f))

                              (f)      Pricing Supplement No. 6, Dated
                                       July 26, 1993 (To Prospectus
                                       Dated April 13, 1992, as
                                       supplemented by a Prospectus
                                       Supplement Dated May 28, 1992)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement No. 33-46624.  ((6)(g))

                              (g)      Pricing Supplement No. 7, Dated
                                       July 26, 1993 (To Prospectus
                                       Dated April 13, 1992, as
                                       supplemented by a Prospectus
                                       Supplement Dated May 28, 1992)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement No. 33-46624.  ((6)(h))

             (ii)      29--   Twenty-Eighth Supplemental Indenture
                              dated as of May 1, 1995 between Central
                              Hudson and The Bank of New York, as
                              Trustee.  ((27); Exhibit (4)(ii)33)

                              Prospectus Supplement Dated May 15, 1995 (To Prospectus Dated April 4, 1995) relating to $80,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Central Hudson's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Central Hudson's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349). (9)

             (ii) 30-- Indenture, dated as of April 1, 1992, between Central Hudson and Morgan Guaranty Trust Company of New York, as Trustee. ((7); Exhibit (4)(ii)29); and Prospectus Supplement Dated May 28, 1992 (To Prospectus Dated April 13, 1992) relating to $125,000,000 principal amount of Medium-Term Notes, Series A, and the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Central Hudson's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33- 46624. ((8)(a)), and, as applicable to a tranche of such Medium-Term Notes, one of the following:

                              (a)      Pricing Supplement No. 1, Dated
                                       June 26, 1992 (To Prospectus
                                       Dated April 13, 1992, as
                                       supplemented by a Prospectus
                                       Supplement Dated May 28, 1992)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement No. 33-46624.  ((8)(b))

                              (b)      Pricing Supplement No. 2, Dated
                                       October 6, 1993 (To Prospectus
                                       Dated April 13, 1992, as
                                       supplemented by a Prospectus
                                       Supplement Dated May 28, 1992)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement No. 33-46624.
                                       ((8)(c)); and

                              Prospectus Supplement Dated August 24, 1998 (To Prospectus Dated April 4, 1995) related to $80,000,000 principal amount of Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Central Hudson's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Central Hudson's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349). ((10)(a)), and, as applicable to a tranche of such Medium-Term Notes, one of the following:

                                       Pricing Supplement No. 1, Dated
                                       September 2, 1998 (To Prospectus
                                       Dated April 4, 1995, as
                                       supplemented by a Prospectus
                                       Supplement Dated August 24, 1998)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement No. 33-56349.
                                       ((10)(b)); and

                              Prospectus Supplement Dated January 8, 1999 (To Prospectus Dated January 7, 1999) relating to $110,000,000 principal amount of Medium-Term Notes, Series C, and the Prospectus Dated January 7, 1999, relating to $110,000,000 principal amount of Central Hudson's debt securities attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement Nos. 333-65597 and 33-56349. ((36)(a)), and, as applicable to a tranche of such Medium- Term Notes, one of the following:

                              (a)      Pricing Supplement No. 1, Dated
                                       January 12, 1999 (To Prospectus
                                       Dated January 7, 1999, as
                                       supplemented by a Prospectus
                                       Supplement Dated January 8, 1999)
                                       filed pursuant to Rule 424(b) in
                                       connection with Registration
                                       Statement Nos. 333-65597 and 33-
                                       56349.  ((36)(b))

                              (b)      Pricing Supplement No. 2, Dated
                                       January 31, 2000 (To Prospectus
                                       Dated January 7, 1999, as
                                       supplemented by a Prospectus
                                       Supplement Dated January 31,
                                       2000) filed pursuant to Rule
                                       424(b) in connection with
                                       Registration Statement Nos.
                                       333-65597 and 33-56349.
                                       ((41)(5))

             (ii)      31--   Participation Agreement, dated as of
                              November 1, 1985, by and between New
                              York State Energy Research and
                              Development Authority and Central
                              Hudson.  ((2); Exhibit (4)(ii)31)

             (ii)      32--   Central Hudson has entered into certain
                              other instruments with respect to long-
                              term debt of Central Hudson.  No such
                              instrument relates to securities
                              authorized thereunder which exceed 10%
                              of the total assets of the Corporation
                              and its other affiliates on a
                              consolidated basis.  The Corporation
                              agrees to provide the Commission, upon
                              request, copies of any instruments
                              defining the rights of holders of long-
                              term debt of Central Hudson and other
                              affiliates for which consolidated or
                              unconsolidated financial statements are
                              required to be filed with the
                              Commission.

(10)        Material contracts:

            (i)        1--    Agreement dated October 31, 1968 between
                              Central Hudson and Consolidated Edison
                              Company of New York, Inc. and Niagara
                              Mohawk Power Corporation.  ((3); Exhibit
                              5.1)

            (i)        2--    Agreement dated as of April 4, 1977
                              between Central Hudson, Consolidated
                              Edison Company of New York, Inc., Long
                              Island Lighting Company, New York State
                              Electric & Gas Corporation, Niagara
                              Mohawk Power Corporation, Orange and
                              Rockland Utilities, Inc., Rochester Gas
                              and Electric Corporation and the Power
                              Authority of the State of New York.
                              ((3); Exhibit 5.6)

            (i)        3--    Agreement dated April 27, 1973 between
                              Central Hudson and the Power Authority
                              of the State of New York.  ((11);
                              Exhibit 5.19)

            (i)        4--    Agreement dated as of September 22, 1975
                              between Central Hudson, Niagara Mohawk
                              Power Corporation, Long Island Lighting
                              Company, New York State Electric & Gas
                              Corporation, and Rochester Gas and
                              Electric Corporation.  ((12); Exhibit
                              5.21)

            (i)        5--    Agreement dated November 23, 1976
                              between Central Hudson and Consolidated
                              Edison Company of New York, Inc.  ((13);
                              Exhibit 5.29)

            (i)        6--    Agreement dated December 29, 1975
                              between Central Hudson and Niagara
                              Mohawk Power Corporation, Long Island
                              Lighting Company, New York State
                              Electric & Gas Corporation, and
                              Rochester Gas & Electric Corporation.
                              ((14); Exhibit (10)(i)18)

            (i)        7--    Assignment and Assumption dated as of
                              October 24, 1975 between Central Hudson
                              and New York State Electric & Gas
                              Corporation.  ((12); Exhibit 5.25)

            (i)        8--    Amendment to Assignment and Assumption
                              dated October 30, 1978 between Central
                              Hudson and New York State Electric & Gas
                              Corporation.  ((3); Exhibit 5.34)

            (i)        9--    Agreement dated as of May 12, 1977
                              between Central Hudson and Niagara
                              Mohawk Power Corporation.  ((15);
                              Exhibit 5.34)

            (i)        10--   Agreement, dated May 8, 1980, by and
                              between Central Hudson and Jersey
                              Central Power & Light Company.  ((16);
                              Exhibit (10)(i)21)

            (i)        11--   Purchase Agreement, dated as of June 1,
                              1980, by and between Central Hudson and
                              Consolidated Edison Company of New York,
                              Inc.  ((16); Exhibit (10)(i)22)

            (i)        12--   Purchase Agreement, dated as of June 16,
                              1980, by and between Central Hudson and
                              Philadelphia Electric Company.  ((16);
                              Exhibit (10)(i)23)

            (i)        13--   Purchase Agreement, dated as of June 18,
                              1980, by and between Central Hudson and
                              Public Service Electric and Gas Company.
                              ((16); Exhibit (10)(i)24)

            (i)        14--   Purchase Agreement, dated as of July 1,
                              1980, by and between Central Hudson and
                              Connecticut Light and Power Company.
                              ((16); Exhibit (10)(i)25)

            (i)        15--   Letter Amendment Agreement, dated
                              December 16, 1980, by and between
                              Central Hudson and Niagara Mohawk Power
                              Corporation.  ((16); Exhibit (10)(i)26)

            (i)        16--   Settlement Agreement, dated December 19,
                              1980, by and among the United States
                              Environmental Protection Agency, The
                              Department of Environmental Conservation of the State of New York, The Attorney
                              General of the State of New York, Hudson
                              River Fisherman's Association, Inc.,
                              Scenic Hudson Preservation Conference,
                              Natural Resources Defense Council, Inc.,
                              Central Hudson, Consolidated Edison
                              Company of New York, Inc., Orange and
                              Rockland Utilities, Inc., Niagara Mohawk
                              Power Corporation and Power Authority of the State of New York. ((16); Exhibit
                              (10)(i)27)

            (i)        17--   Agreement dated April 2, 1980 by and
                              between Central Hudson and the Power
                              Authority of the State of New York.
                              ((2); Exhibit (10)(i)24)

            (i)        18--   Purchase Agreement, dated April 19,
                              1983, between Central Hudson and New
                              York State Electric & Gas Corporation.
                              ((2); Exhibit (10)(i)29)

            (i)        19--   Transmission Agreement, dated
                              October 25, 1983, between Central Hudson and Niagara Mohawk Power Corporation.
                              ((2); Exhibit (10)(i)30)

            (i)        20--   Underground Storage Service Agreement,
                              dated June 30, 1982, between Central
                              Hudson and Penn-York Energy Corporation.
                              ((2); Exhibit (10)(i)32)

            (i)        21--   Interruptible Transmission Service
                              Agreement, dated December 20, 1983,
                              between Central Hudson and Power
                              Authority of the State of New York.
                              ((2); Exhibit (10)(i)33)

            (i)        22--   Agreement, dated December 7, 1983,
                              between Central Hudson and the Power
                              Authority of the State of New York.
                              ((2); Exhibit (10)(i)34)

            (i)        23--   Specification of Terms and Conditions of
                              Settlement in State of New York Public
                              Service Commission Proceeding - Case
                              29124, dated September 3, 1985. ((2);
                              Exhibit (10)(i)35)

            (i)        24--   Reimbursement Agreement, dated as of
                              November 1, 1985, between Central Hudson and the Bank named therein. ((2);
                              Exhibit (10)(i)36)

            (i)        25--   General Joint Use Pole Agreement between
                              Central Hudson and the New York
                              Telephone Company effective January 1,
                              1986 (not including the Administrative
                              and Operating Practices provisions
                              thereof).  ((2); Exhibit (10)(i)37)

            (i)        26--   Agreement, dated June 3, 1985, between
                              Central Hudson, Consolidated Edison
                              Company of New York, Inc. and the Power
                              Authority of the State of New York
                              relating to Marcy South Real Estate -
                              East Fishkill, New York.  ((2); Exhibit
                              (10)(i)38)

            (i)        27--   Agreement, dated June 11, 1985, between
                              Central Hudson and the Power Authority
                              of the State of New York relating to
                              Marcy South Substation - East Fishkill,
                              New York.  ((2); Exhibit (10)(i)39)

            (i)        28--   Agreement, dated as of April 9, 1986,
                              among Central Hudson, Consolidated
                              Edison Company of New York, Inc.,
                              Niagara Mohawk Power Corporation and the
                              Power Authority of the State of New York relating to Real Estate - Roseton/
                              Danskammer.  ((2); Exhibit (10)(i)40)

            (i)        29--   Agreement, dated as of April 9, 1986,
                              between Central Hudson, for itself and
                              as agent for itself, Niagara Mohawk
                              Power Corporation and Consolidated
                              Edison Company of New York, Inc., and
                              the Power Authority of the State of New
                              York relating to Supplemental Land Use -
                              Roseton/Danskammer.  ((2); Exhibit
                              (10)(i)41)

            (i)        30--   Roseton Amendment Agreement, dated as of
                              September 9, 1987, between Central
                              Hudson and Niagara Mohawk Power
                              Corporation, for the purchase of
                              interests in the Roseton Steam Electric
                              Generating Plant.  ((17); Exhibit
                              (19)(10)(i)76)

            (i)        31--   Memorandum of Understanding, dated as of
                              March 22, 1988, by and among Central
                              Hudson, Alberta Northeast Gas, Limited,
                              the Brooklyn Union Gas Company, New
                              Jersey Natural Gas Company and
                              Connecticut Natural Gas Corporation.
                              ((17); Exhibit (20)(10)(i)98)

            (i)        32--   Restatement of Purchase and
                              Administration Agreement, dated as of
                              April 4, 1989, between Central Hudson
                              and CSW Credit, Inc., amending and
                              restating the Purchase and
                              Administration Agreement, dated as of
                              November 25, 1987, between such parties
                              providing for the sale of Central
                              Hudson's accounts receivables.  ((18);
                              Exhibit (28) (10)(i)101)

            (i)        33--   Credit Agreement, dated as of
                              December 17, 1990, among Central Hudson
                              and the Banks named therein.  ((19);
                              Exhibit (19)(10)(i)74)

            (i)        34--   Agreement, effective as of November 1,
                              1989, between Columbia Gas Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)75)

            (i)        35--   Agreement, dated as of November 1, 1989,
                              between Columbia Gas Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)77)

            (i)        36--   Agreement, dated as of November 1, 1989,
                              between Columbia Gas Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)78)

            (i)        37--   Agreement, dated as of November 1, 1989,
                              between Columbia Gulf Transmission
                              Company and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)79)

            (i)        38--   Agreement, dated October 9, 1990,
                              between Texas Eastern Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)80)

            (i)        39--   Agreement, dated July 2, 1990, between
                              Texas Eastern Transmission Corporation
                              and Central Hudson.  ((19); Exhibit
                                 (19)(10)(i)81)

            (i)        40--   Agreement, dated December 28, 1989,
                              between Texas Eastern Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)82)

            (i)        41--   Agreement, dated December 28, 1989,
                              between Texas Eastern Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)83)

            (i)        42--   Agreement, dated November 3, 1989,
                              between Texas Eastern Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)84)

            (i)        43--   Agreement, dated September 4, 1990,
                              between Algonquin Gas Transmission
                              Company and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)87)

            (i)        44--   Storage Service Agreement, dated July 1,
                              1989, between CNG Transmission
                              Corporation and Central Hudson.  ((19);
                              Exhibit (19)(10)(i)91)

            (i)        45--   Agreement dated as of February 7, 1991
                              between Central Hudson and Alberta
                              Northeast Gas, Limited for the purchase
                              of Canadian natural gas from ATCOR Ltd.
                              to be delivered on the Iroquois Gas
                              Transmission System.  ((19); Exhibit
                              (19)(10)(i)92)

            (i)        46--   Agreement dated as of February 7, 1991
                              between Central Hudson and Alberta
                              Northeast Gas, Limited for the purchase
                              of Canadian natural gas from AEC Oil and Gas Company, a Division of Alberta
                              Energy Company, Ltd. to be delivered on
                              the Iroquois Gas Transmission System.
                              ((19); Exhibit (19)(10)(i)93)

            (i)        47--   Agreement  dated  as  of  February  7,  1991
                              between Central Hudson and Alberta  Northeast Gas,
                              Limited for the  purchase of Canadian  natural gas
                              from  ProGas   Limited  to  be  delivered  on  the
                              Iroquois Gas Transmission  System.  ((19); Exhibit
                              (19)(10)(i)94)

            (i)        48--   Agreement No. 2 dated as of February 7,
                              1991 between Central Hudson and Alberta
                              Northeast Gas, Limited for the purchase
                              of Canadian natural gas from TransCanada
                              Pipelines Limited under Precedent
                              Agreement No. 2 to be delivered on the
                              Iroquois Gas Transmission System.
                              ((19); Exhibit (19)(10)(i)95)

            (i)        49--   Agreement No. 1 dated as of February 7,
                              1991 between Central Hudson and Alberta
                              Northeast Gas, Limited for the purchase
                              of Canadian natural gas from TransCanada
                              Pipelines Limited under Precedent
                              Agreement No. 1 to be delivered on the
                              Iroquois Gas Transmission System.
                              ((19); Exhibit (19)(10)(i)96)

            (i)        50--   Agreement dated as of February 7, 1991
                              between Central Hudson and Iroquois Gas
                              Transmission System to transport gas
                              imported by Alberta Northeast Gas,
                              Limited to Central Hudson. ((19);
                              Exhibit (19)(10)(i)97)

            (i)        51--   Service Agreement, dated September 30,
                              1986, between Central Hudson and
                              Algonquin Gas Transmission Company, for
                              firm storage transportation under Rate
                              Schedule SS-III.  ((20); Exhibit
                              (19)(10)(i)95)

            (i)        52--   Service Agreement, dated March 12, 1991,
                              between Central Hudson and Algonquin Gas
                              Transmission Company, for firm
                              transportation of 5,056 dth. of Texas
                              Eastern Transmission Corporation
                              incremental volume.  ((20); Exhibit
                              (19)(10)(i)99)

            (i)        53--   Agreement, dated December 28, 1990 and
                              effective February 5, 1991, between
                              Central Hudson and National Fuel Gas
                              Supply Corporation for interruptible
                              transportation.  ((20); Exhibit
                              (19)(10)(i)100)

            (i)        54--   Utility Services Contract, effective
                              October 1, 1991, between Central Hudson
                              and the U.S. Department of the Army, for the provision of natural gas service to the U.S. Military Academy at West Point and Stewart Army Subpost, together with an Amendment thereto, effective
                              October 10, 1991.  ((20); Exhibit
                              (19)(10)(i)101)

            (i)        55--   Service Agreement, effective December 1,
                              1990, between Central Hudson and Texas
                              Eastern Transmission Corporation, for
                              firm transportation service under Rate
                              Schedule FT-1.  ((20); Exhibit
                              (19)(10)(i)103)

            (i)        56--   Service Agreement, dated February 25,
                              1991, between Central Hudson and Texas
                              Eastern Transmission Corporation, for
                              incremental 5,056 dth. under Rate
                              Schedule CD-1.  ((20); Exhibit
                              (19)(10)(i)104)

            (i)        57--   Service Agreement, dated January 7,
                              1992, between Central Hudson and Texas
                              Eastern Transmission Corporation, for
                              the firm transportation of 6,000
                              dth./day under Rate Schedule FTS-5.
                              ((20); Exhibit (19)(10)(i)106)

            (i)        58--   Agreement dated as of July 1, 1992
                              between Central Hudson and Tennessee Gas
                              Pipeline Company for storage of natural
                              gas.  ((21); Exhibit (10)(i)114)

            (i)        59--   Agreement dated as of July 1, 1992
                              between Central Hudson and Tennessee Gas
                              Pipeline Company for firm transportation periods. ((21); Exhibit (10)(i)115)

            (i)        60--   Agreement, dated November 1, 1990,
                              between Tennessee Gas Pipeline and
                              Central Hudson for transportation of
                              third-party gas for injection into and
                              withdrawal from Penn York storage. ((2);
                              Exhibit (19)(10)(i)100)

            (i)        61--   Agreement, dated December 1, 1991,
                              between Central Hudson and Iroquois Gas
                              Transmission System for interruptible
                              gas transportation service. ((2);
                              Exhibit (19)(10)(i)101)

            (i)        62--   Letter  Agreement,  dated  August 24,  1992,
                              between    Central   Hudson   and   Iroquois   Gas
                              Transmission    System   amending   that   certain
                              Agreement,  dated  December 1, 1991  between  said
                              parties  for  interruptible   gas   transportation
                              service. ((19); Exhibit (19)(10)(i)102)

            (i)        63--   Agreement, dated as of July 16, 1993,
                              between Central Hudson, Consolidated
                              Edison Company of New York, Inc., Long
                              Island Lighting Company, New York State
                              Electric & Gas Corporation, Niagara
                              Mohawk Power Corporation, Orange and
                              Rockland Utilities, Inc., Rochester Gas
                              and Electric Corporation and the Power
                              Authority of the State of New York.
                              ((2); Exhibit (19)(10)(i)104)

            (i)        64--   Nine Mile Point Nuclear Station Unit 2
                              Operating Agreement, effective
                              January 1, 1993, between and among
                              Central Hudson, Niagara Mohawk Power
                              Corporation, Long Island Lighting
                              Company, New York State Electric & Gas
                              Corporation and Rochester Gas and
                              Electric Corporation.  ((2); Exhibit
                              (19)(10)(i)105)

            (i)        65--   Gas Transportation Agreement, dated as
                              of September 1, 1993, by and between
                              Tennessee Gas Pipeline Company and
                              Central Hudson. ((1); Exhibit
                                 (19)(10)(i)108)

            (i)        66--   Agreement, dated as of May 20, 1993,
                              between Central Hudson and New York
                              State Electric & Gas Corporation. ((24);
                              Exhibit (10)(i)93)

            (i)      67--     Agreement for the Sale and Purchase of
                              Coal, dated as of December 1, 1996,
                              among Central Hudson, Inter-American
                              Coal N.V. and Inter-American Coal, Inc.
                              [Certain portions of the agreement
                              setting forth or relating to pricing
                              provisions are omitted and filed
                              separately with the Securities and
                              Exchange Commission pursuant to a
                              request for confidential treatment under the rules of said Commission.] ((30);
                              Exhibit (10)(i)107)

            (i)      68--     Credit Agreement, dated as of
                              October 23, 1996, among Central Hudson
                              and The Banks listed herein and Morgan
                              Guaranty Trust Company of New York, as
                              Agent. ((30); Exhibit (10)(i)110)

            (i)      69--     Settlement Agreement, dated March 20,
                              1997, among Central Hudson, the
                              Staff of the Public Service Commission
                              of the State of New York and the New
                              York State Department of Economic
                              Development. ((31); Exhibit (10)(i)111)

            (i)      70--     Amended and Restated Settlement
                              Agreement, dated January 2, 1998, among
                              Central Hudson, the Staff of the Public
                              Service Commission of the State of New
                              York and the New York State Department
                              of Economic Development. ((32); Exhibit
                              (10)(i)112)

            (i)      71--     Amendment, dated as of March 20, 1994,
                              to the Agreement, dated as of
                              September 9, 1987, between Central
                              Hudson and Niagara Mohawk Power
                              Corporation relating to the purchase of
                              interests in the Roseton Steam Electric
                              Generating Plant (Exhibit (19)(10)(i)76)
                              [Certain portions of said Amendment set
                              forth and relate to confidential terms
                              of said Amendment and will be filed
                              separately with the Securities and
                              Exchange Commission pursuant to a
                              request for confidential treatment under the rules of said Commission.] ((33);
                              Exhibit (10)(i)112)

            (i)      72--     Amendment, dated as of November 1, 1997,
                              to the Agreement for the Sale and
                              Purchase of Coal, dated December 1,
                              1996, among Central Hudson, Inter-
                              American Coal N.V. and Inter-American
                              Coal, Inc. [Certain portions of said
                              Amendment set forth and relate to
                              pricing provisions and will be filed
                              separately with the Securities and
                              Exchange Commission pursuant to a
                              request for confidential treatment under the rules of said Commission.] ((33);
                              Exhibit (10)(i)113)

            (i)      73--     Order of the Public Service Commission
                              of the State of New York, issued and
                              effective February 19, 1998, adopting
                              the terms of Central Hudson's Amended
                              Settlement Agreement, subject to certain modifications and conditions. ((34);
                              Exhibit (10)(i)114)

            (i)      74--     Modification to the Amended and Restated
                              Settlement Agreement, dated February 26,
                              1998, signed by Central Hudson, the
                              Staff of the Public Service Commission
                              of the State of New York, the New York
                              State Consumer Protection Board and Pace
                              Energy Project.  ((34); Exhibit
                              (10)(i)115)

            (i)      75--     Order of the Public Service Commission
                              of the State of New York, issued and
                              effective June 30, 1998, explaining in
                              greater detail and reaffirming its
                              Abbreviated Order, issued and effective
                              February 19, 1998, which February 19,
                              1998 Order modified, and as modified,
                              approved the Amended and Restated
                              Settlement Agreement, dated January 2,
                              1998, entered into among Central Hudson, the PSC Staff and others as part of the PSC's "Competitive Opportunities" proceeding (ii) the Order, dated
                              June 24, 1998, of the Federal Energy
                              Regulatory Commission conditionally
                              authorizing the establishment of an
                              Independent System Operator by the
                              member systems of the New York Power
                              Pool and (iii) disclosing, effective
                              August 1, 1998, Paul J. Ganci's
                              appointment by Central Hudson's Board of

                              Directors as President and Chief
                              Executive Officer and John E. Mack III's
                              (formerly Chairman of the Board and
                              Chief Executive Officer) continuation as
                              Chairman of the Board.  ((35); Exhibit
                              (10)(i)116)

            (i)      76--     Amendment II, dated as of November 1,
                              1998, to the Agreement for the Sale and
                              Purchase of Coal, dated December 1,
                              1996, among Central Hudson, Inter-
                              American Coal N.V. and Inter-American
                              Coal, Inc.  [Certain portions of said
                              Amendment setting forth or relating to
                              pricing provisions are omitted and filed separately with the Securities and
                              Exchange Commission pursuant to a
                              request for confidential treatment under the rules of said Commission.]

            (i)      77--     Agreement, dated as of November 1, 1998,
                              between Central Hudson and Glencore
                              Ltd., for the Sale and Purchase of Coal.
                              [Certain portions of said Agreement
                              setting forth or relating to pricing
                              provisions are omitted and filed
                              separately with the Securities and
                              Exchange Commission pursuant to a
                              request for confidential treatment under the rules of said Commission.]

            (i)        78--   Participation Agreement, dated as of
                              December 1, 1998, by and between New
                              York State Energy Research and
                              Development Authority and Central
                              Hudson.

            (i)        79--   Reimbursement Agreement, dated as of
                              July 1, 1987, between Central Hudson and the Bank named therein. ((17); Exhibit
                              (19) (10)(i)90)

            (i)        80--   First Amendment, dated as of
                              September 1, 1987, to the Reimbursement
                              Agreement, dated as of November 1, 1985, between Central Hudson and the Bank named therein. ((17); Exhibit
                              (19)(10)(i)72)

            (i)        81--   Second Amendment, dated as of July 1,
                              1990, to the Reimbursement Agreement,
                              dated as of November 1, 1985, between

                              Central Hudson and the Bank named
                              therein.  ((19); Exhibit (19)(10)(i)93)

            (i)        82--   First Amendment, dated as of July 1,
                              1990, to the Reimbursement Agreement,
                              dated as of July 1, 1987, between
                              Central Hudson and the Bank named
                              therein.  ((19); Exhibit (19)(10)(i)73)

            (i)        83--   Third Amendment, dated as of July 29,
                              1992, to the Reimbursement Agreement,
                              dated as of November 1, 1985, between
                              Central Hudson and the Bank named
                              therein.  ((2); Exhibit (19)(10)(i)106)

            (i)        84--   Second Amendment, dated as of July 29,
                              1992, to the Reimbursement Agreement,
                              dated as of July 1, 1987, between
                              Central Hudson and the Bank named
                              therein.  ((2); Exhibit (19)(10)(i)107)

            (i)        85--   Credit Agreement, dated December 4,
                              1998, among the Corporation certain
                              lenders and Bank One N.A. (formerly the
                              First National Bank of Chicago), as
                              agent.  ((37); Exhibit (4))

            (i)        86--   Agreement, dated April 1, 1999, between
                              Central Hudson and Arch Coal Sales
                              Company, Inc. for the Sale and Purchase
                              of Coal.  [Certain portions of the
                              Agreement setting forth or relating to
                              pricing provisions are omitted and filed separately with the Securities and
                              Exchange Commission pursuant to a
                              request for confidential treatment under the rules of said Commission.] ((38);
                              Exhibit (10)(i)89)

            (i)        87--   Agreement and Plan of Exchange by and
                              between Central Hudson and the
                              Corporation (Incorporated by reference
                              to Exhibit A to the Proxy Statement and
                              Prospectus in Part 1 of Registration
                              Statement on Form S-4 of the Corporation
                              (No. 333-52797).  ((39; Exhibit 2.1)

            (i)        88--   Amendment No. 3, dated as of November 1,
                              1999, to the Agreement for the Sale and
                              Purchase of Coal, dated December 1,
                              1996, between Central Hudson and Inter-
                              American Coal, Inc. [Certain portions of said Amendment set forth and relate to pricing provisions and will be filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under the rules of said Commission.] (Exhibit (10)(i)88)

            (i)        89--   Amendment No. 1, dated as of November 1,
                              1999, to the Agreement for the Sale and
                              Purchase of Coal, dated November 1,
                              1998, between Central Hudson and
                              Glencore, Ltd.  [Certain portions of
                              said Amendment set forth and relate to
                              pricing provisions and will be filed
                              separately with the Securities and
                              Exchange Commission pursuant to a
                              request for confidential treatment under the rules of said Commission.] (Exhibit
                              (10)(i)89)

            (i)        90--   Amendment No. 1, dated as of November 1,
                              1999, to the Agreement for the Sale and
                              Purchase of Coal, dated April 1, 1999
                              between Central Hudson and Arch Coal.
                              [Certain portions of said Amendment set
                              forth and relate to pricing provisions
                              and will be filed separately with the
                              Securities and Exchange Commission
                              pursuant to a request for confidential
                              treatment under the rules of said
                              Commission.]  (Exhibit (10)(i)90)

            (i)        91--   Amendment No. 1, dated June 11, 1999, to
                              the Corporation's Credit Agreement,
                              dated December 4, 1998, among the
                              Corporation, certain lenders and Bank
                              One N.A. (formerly the First National
                              Bank of Chicago), as agent.  (Exhibit
                              (10)(i)91)

            (iii)      1--    Directors' Deferred Compensation Plan of
                              Central Hudson, effective October 1,
                              1980.  ((16); Exhibit (10)(iii)1)

            (iii)      2--    Executive Deferred Compensation Plan of
                              Central Hudson, effective March 1, 1992.
                              ((20); Exhibit (19)(10)(iii)8)

            (iii)      3--    Retirement Benefit Restoration Plan of
                              Central Hudson, effective May 1, 1993.
                              ((22); Exhibit (10)(iii)10)

            (iii)      4--    Amendment, dated July 23, 1993, to
                              Retirement Benefit Restoration Plan of
                              Central Hudson. ((22); Exhibit
                                  (10)(iii)11)

            (iii)      5--    First Amendment, dated December 17,
                              1993, to Central Hudson's Executive
                              Deferred Compensation Plan. ((29);
                              Exhibit (10)(iii)15)

            (iii)      6--    Executive Incentive Compensation Plan of
                              Central Hudson, effective January 1,
                              1993. ((24); Exhibit (10)(iii)17)

            (iii)      7--    Agreement, made March 14, 1994, by and
                              between Central Hudson and Mellon Bank,
                              N.A., amending and restating, effective
                              April 1, 1994, Central Hudson's Savings
                              Incentive Plan and related Trust
                              Agreement with The Bank of New York.
                              ((25); Exhibit (10)(iii)18)

            (iii)      8--    Amendment 1, dated July 22, 1994
                              (effective April 1, 1994) to the Amended and Restated Savings Incentive Plan of
                              Central Hudson.  ((26); Exhibit
                                  (10)(iii)19)

            (iii)      9--    Amendment 2, dated December 16, 1994
                              (effective January 1, 1995) to the
                              Amended and Restated Savings Incentive
                              Plan of Central Hudson, as amended.
                              ((26); Exhibit (10)(iii)20)

            (iii)      10--   Amendment, dated April 4, 1995, to the
                              Executive Incentive Compensation Plan of
                              Central Hudson.  ((30); Exhibit
                                  (10)(iii)21)

            (iii)      11--   Stock Plan for Outside Directors of
                              Central Hudson, dated November 17, 1995.
                              ((30); Exhibit (10)(iii)22)

            (iii)      12--   Management Incentive Program of Central
                              Hudson, effective April 1, 1994.  ((30);
                              Exhibit (10)(iii)23)

            (iii)      13--   Amendment, dated July 25, 1997, to the
                              Management Incentive Program of Central
                              Hudson, effective August 1, 1997.
                              ((33); Exhibit (10)(iii)24)

            (iii)      14--   Change-of-Control Severance Policy, as
                              approved by the Board of Directors
                              October 23, 1998 and, effective
                              December 1, 1998, for all management
                              employees of the Company.  ((40);
                              Exhibit (10)(iii)14)

            (iii)      15--   Form of Employment Agreement, dated
                              October 23, 1998, effective December 1,
                              1998, for all officers of the Company.
                              ((40); Exhibit (10)(iii)15)

            (iii)      16--   Employment Agreement, dated October 23,
                              1998, effective December 1, 1998, for
                              the President and Chief Executive
                              Officer of the Company.  ((40; Exhibit
                              (10)(iii)16)

            (iii)      17--   Amendment, dated December 1, 1998, to
                              the Executive Deferred Compensation Plan of Central Hudson. ((40); Exhibit
                                  (10)(iii)17)

            (iii)      18--   Amendment, dated December 1, 1998, to
                              the Retirement Benefit Restoration Plan
                              of Central Hudson.  ((40; Exhibit
                                  (10)(iii)18)

            (iii)      19--   Amendment, dated October 1, 1999 to
                              Central Hudson's Directors Deferred
                              Compensation Plan, effective October 1,
                              1980, which Plan was merged into the
                              Corporation's Directors and Executives
                              Deferred Compensation Plan, effective
                              January 1, 2000.  (Exhibit(10)(iii)19)

            (iii)      20--   Form  of  Instrument   of   Assignment   and
                              Assumption,   dated  December  15,  1999,  by  the
                              Corporation of the Executive Deferred Compensation
                              Plan of Central Hudson, dated March 1, 1992 and as amended, December 17, 1993 and December 1, 1998.
                              (Exhibit (10)(iii)20)

            (iii)      21--   Amended and  Restated  Stock Plan for Outside
                              Directors of Central Hudson, together with Form of Instrument of Assignment and Assumption by the Corporation, dated December 15, 1999. (Exhibit
                              (10)(iii)21).

            (iii)      22--   Form of Instrument of Assignment and
                              Assumption, dated December 15, 1999, by
                              the Corporation of the Change of Control
                              Severance Policy of Central Hudson,
                              dated December 1, 1998.
                              (Exhibit (10)(iii)22)

            (iii)      23--   Form of Instrument of Assignment and
                              Assumption, dated December 15, 1999, by
                              the Corporation of Central Hudson
                              Employment Agreements, effective
                              December 1, 1998, covering all officers
                              of the Corporation and Central Hudson.
                              (Exhibit (10)(iii)23)

            (iii)      24--   Form of Instrument of Assignment and
                              Assumption, dated December 15, 1999, by
                              the Corporation of Central Hudson
                              Employment Agreement, effective
                              December 1, 1998, covering Paul J.
                              Ganci.  (Exhibit (10)(iii)24)

            (iii)      25--   Directors and Executives Deferred
                              Compensation Plan of the Corporation,
                              dated December 17, 1999 and effective
                              January 1, 2000.  (Exhibit (10)(iii)25)

            (iii)      26--   Trust and Agency Agreement, dated
                              December 17, 1999 and effective
                              January 1, 2000, between the Corporation and First America Trust Company for the
                              Corporation's Directors and Executives
                              Deferred Compensation Plan.
                              (Exhibit (10)(iii)26)

            (iii)      27--   Long-Term Performance-Based Incentive
                              Plan of the Corporation, dated
                              October 22, 1999 and effective
                              January 1, 2000 and Form of Instrument
                              of Assignment and Assumption, dated
                              December 15, 1999.  (The long-term
                              incentive portion of such Plan subject
                              to Shareholder approval 4/25/99.)
                              (Exhibit (10)(iii)27)

(12) -- Statement showing the computation of the ratio of earnings to fixed charges and ratio of earnings to fixed charges and preferred dividends.

(21) --     Affiliates of the Corporation:

                              State or other          Name under which
                              Jurisdiction of         Affiliate conducts
Name of Affiliate             Incorporation           Business
-----------------             --------------          ------------------

Central Hudson Gas            New York                Central Hudson Gas
& Electric Corporation                                Electric Corporation

Central Hudson Energy         New York                Central Hudson
Services, Inc.                                        Energy Services, Inc.

Phoenix Development           New York                Phoenix Development
Company, Inc.                                         Company, Inc.

Greene Point                  New York                Greene Point
Development Corporation                               Development Corporation

CH Resources, Inc.            New York                CH Resources, Inc.

  CH Syracuse                 New York                CH Syracuse Properties,
  Properties, Inc.                                    Inc.

  CH Niagara                  New York                CH Niagara Properties,
  Properties, Inc.                                    Inc.

Central Hudson                New York                Central Hudson
Enterprises                                           Enterprises Corporation
Corporation

  SCASCO, Inc.                Connecticut             SCASCO, Inc.

    Island Sound              Delaware                Island Sound Commercial
    Commercial Energy                                 Energy Sales, Inc.
    Sales, Inc.                                       (merged into SCASCO,
                                                      Inc. 12/31/99)

    Prime Industrial          New York                Prime Industrial Energy
    Energy Services, Inc.                             Services, Inc.

(23) --     Consent of Experts:

            The consents of PricewaterhouseCoopers LLP.

(24) --     Powers of Attorney:

            Powers of Attorney for each of the directors comprising a majority of the Board of Directors of Central Hudson authorizing execution and filing of this Annual Report on Form 10-K by Paul J. Ganci.

(27) --     Financial Data Schedule

(99) --     Additional Exhibits:

            (i)  1--   Stipulation and Order on Consent signed on
                       behalf of the Department of Environmental
                       Protection of the City of New York,
                       Environmental Defense Fund, Inc., Department of
                       Environmental Conservation of the State of New
                       York, Central Hudson Gas & Electric Corporation and Consolidated Edison Company of New York,
                       Inc.  ((23); Exhibit 28.1)

            (i)  2--   Settlement Agreement on Issues Related to Nine
                       Mile Two Nuclear Plant, dated June 6, 1990, among the Staff of the Department of Public
                       Service, the Consumer Protection Board, the
                       Attorney General of the State of New York,
                       Assemblyman Maurice Hinchey, Multiple
                       Intervenors, Central Hudson, Long Island
                       Lighting Company, New York State Electric & Gas
                       Corporation, Niagara Mohawk Power Corporation and Rochester Gas and Electric Corporation.
                       ((19); Exhibit (19)(28)(i)4)

            (i)  3--   Order on  Consent  signed  on behalf of the New York
                       State  Department  of   Environmental   Conservation  and
                       Central  Hudson  relating  to  Central   Hudson's  former
                       manufactured  gas site  located  in  Newburgh,  New York.
                       ((28); Exhibit (99)(i)5)

            (i)  4--   Summary  of  principal  terms  of  the  Amended  and
                       Restated Settlement Agreement, dated January 2, 1998, among Central Hudson, the Staff of the Public Service
                       Commission  of the  State  of New  York  and the New York
                       State Department of Economic Development.  ((32); Exhibit
                       99(i)9)

            (i)  5--   Central Hudson's acceptance, dated February 26, 1998,
                       of the  Order of the  Public  Service  Commission  of the
                       State of New York,  issued  and  effective  February  19,
                       1998,  adopting the terms of Central Hudson's Amended and
                       Restated   Settlement   subject  to   modifications   and
                       conditions. ((34); Exhibit 99(i)10)

The following are notes to the Exhibits listed above:

            (1) Incorporated herein by reference to Central Hudson's Quarterly report on Form 10-Q for fiscal quarter ended September 30, 1993 (File No. 1-3268).

            (2) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1992 (File No. 1-
                       3268).

            (3) Incorporated herein by reference to Central Hudson's Registration Statement No. 2-65127.

            (4) Incorporated herein by reference to Central Hudson's Registration Statement No. 2-67537.

            (5) Incorporated herein by reference to Central Hudson's Registration Statement No. 2-69640

            (6)   (a)  Incorporated herein by reference to  Prospectus
                       Supplement Dated May 28, 1992 (To Prospectus
                       Dated April 13, 1992) relating to $125,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes, Series A, and to the Prospectus Dated April 13, 1992 relating to $125,000,000 principal amount of Central Hudson's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

                  (b) Incorporated herein by reference to Pricing Supplement No. 1, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                  (c) Incorporated herein by reference to Pricing Supplement No. 2, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                  (d) Incorporated herein by reference to Pricing Supplement No. 3, Dated June 4, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                  (e) Incorporated herein by reference to Pricing Supplement No. 4, Dated August 20, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                  (f) Incorporated herein by reference to Pricing Supplement No. 5, Dated August 20, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                  (g) Incorporated herein by reference to Pricing Supplement No. 6, Dated July 26, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                  (h) Incorporated herein by reference to Pricing Supplement No. 7, Dated July 26, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

            (7) Incorporated herein by reference to Central Hudson's Current Report on Form 8-K, dated
                       May 27, 1992 (File No. 1-3268).

            (8)   (a)  Incorporated herein by reference to  Prospectus
                       Supplement Dated May 28, 1992 (To Prospectus
                       Dated April 13, 1992) relating to $125,000,000 principal amount of Medium-Term Notes, Series A, and to the Prospectus Dated April 13, 1992, relating to $125,000,000 principal amount of Central Hudson's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, in connection with Registration Statement No. 33-46624.

                  (b) Incorporated herein by reference to Pricing Supplement No. 1, Dated June 26, 1992 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

                  (c) Incorporated herein by reference to Pricing Supplement No. 2, Dated October 6, 1993 (To Prospectus Dated April 13, 1992, as supplemented by a Prospectus Supplement Dated May 28, 1992), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement No. 33-46624.

            (9) Incorporated herein by reference to Prospectus Supplement Dated May 15, 1995 (To Prospectus Dated April 4, 1995) relating to $80,000,000 principal amount of First Mortgage Bonds, designated Secured Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Central Hudson's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Central Hudson's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.

            (10) (a) Incorporated herein by reference to Prospectus Supplement Dated August 24, 1998 (To Prospectus Dated April 4, 1995) relating to $80,000,000 principal amount of Medium-Term Notes, Series B, and the Prospectus Dated April 4, 1995, relating to (i) $80,000,000 of Central Hudson's Debt Securities and Common Stock, $5.00 par value, but not in excess of $40 million aggregate initial offering price of such Common Stock and (ii) 250,000 shares of Central Hudson's Cumulative Preferred Stock, par value $100 per share, which may be issued as 1,000,000 shares of Depositary Preferred Shares each representing 1/4 of a share of such Cumulative Preferred Stock attached thereto, as filed pursuant to Rule 424(b) in connection with Registration Statement No. 33-56349.

                  (b) Incorporated herein by reference to Pricing Supplement No. 1, Dated September 2, 1998 (To Prospectus Dated April 4, 1995, as supplemented by a Prospectus Supplement Dated August 24, 1998), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933 in connection with Registration Statement No. 33-56349.

            (11) Incorporated herein by reference to Central Hudson's Registration Statement No. 2-50276.

            (12) Incorporated herein by reference to Central Hudson's Registration Statement No. 2-54690.

            (13) Incorporated herein by reference to Central Hudson's Registration Statement No. 2-58500.

            (14) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1986 (File No. 1-
                       3268).

            (15) Incorporated herein by reference to Central Hudson's Registration Statement No. 2-60496.

            (16) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (File No. 1-
                       3268).

            (17) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1987 (File No. 1-
                       3268).

            (18) Incorporated herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1989 (File No. 1-
                       3268).

            (19) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1990 (File No. 1-
                       3268).

            (20) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1991 (File No. 1-
                       3268).

            (21) Incorporated herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1992 (File No. 1-3268).

            (22) Incorporated herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1993 (File No. 1-3268).

            (23) Incorporated herein by reference to Central Hudson's Current Report on Form 8-K, dated
                       May 15, 1987 (File No. 1-3268).

            (24) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 1-3268).

            (25) Incorporated herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994 (File No. 1-3268).

            (26) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (File No. 1-3268).

            (27) Incorporated herein by reference to Central Hudson's Current Report on Form 8-K, dated
                       May 15, 1995 (File No. 1-3268).

            (28) Incorporated herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1995 (File No. 1-3268).

            (29) Incorporated herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 (File No. 1-3268).

            (30) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 1-3268).

            (31) Incorporated herein by reference to Central Hudson's Current Report on Form 8-K, dated
                       April 1, 1997 (File No. 1-3268).

            (32) Incorporated herein by reference to Central Hudson's Current Report on Form 8-K, dated
                       January 7, 1998 (File No. 1-3268).

            (33) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended December 8, 1998 (File No. 1-3268).

            (34) Incorporated herein by reference to Central Hudson's Current Report on Form 8-K, dated
                       February 10, 1998 (File No. 1-3268).

            (35) Incorporated herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998 (File No. 1-
                       3268).

            (36) (a) Incorporated herein by reference to Prospectus Supplement Dated January 8, 1999 (To Prospectus Dated January 7, 1999) relating to $110,000,000 principal amount of Medium-Term Notes, Series C, and to the Prospectus Dated January 7, 1999, relating to $110,000,000 principal amount of Central Hudson's debt securities attached thereto, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, in connection with Registration Statement Nos. 333-65597 and 33-56349.

                  (b) Incorporated herein by reference to Pricing Supplement No. 1, Dated January 12, 1999 (To Prospectus Dated
                       January 7, 1999, as supplemented by a Prospectus Supplement Dated January 8, 1999), as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933 in connection with Registration Statement Nos. 333-65597 and 33-56349.

            (37)       Incorporated herein by reference to the
                       Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 333-52797).

            (38) Incorporation herein by reference to Central Hudson's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 (File No. 1-3268).

            (39) Incorporated herein by reference to Central Hudson's Current Report on Form 8-K dated December 15, 1999 (File No. 1-3268)

            (40) Incorporated herein by reference to Central Hudson's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 1-3268).

            (41) Incorporated herein by reference to Pricing Supplement No. 2, Dated January 31, 2000 (To Prospectus dated January 7, 1999, as supplemented by a Prospectus Supplement Dated January 31, 2000, as filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933 in connection with Registration Statement Nos. 333-65597 and 33-56349.

  * Exhibits preceded by an asterisk have heretofore been classified as basic documents under previous Rule 24(b) of the SEC Rules of Practice.